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[Slide 1] This slide contains the logo of JDS Uniphase Corporation.

[Slide 2] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following text: "You are urged to read the proxy statement/prospectus in connection with the transaction to be filed with the SEC when it is available because the proxy statement/prospectus will contain important information. You can get copies of the proxy statement/prospectus, and any other relevant documents, for free at the SEC's web site, and copies of our reports, proxy statements and other information regarding us filed with the SEC are available free from us. Requests for documents relating to us should be directed to JDS Uniphase Corporation, 163 Baypointe Parkway, San Jose, California 95134. Attention: Investor Relations (408) 434-1800. Requests for documents relating to SDL, Inc. should be directed to SDL, Inc., 90 Rose Orchard Way, San Jose, California 95134. Attention: Investor Relations (408) 943-4343."

[Slide 3] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Communications Revolution." This slide also contains the following: a photographic image of a Gutenberg Press, and underneath this image there is an arrow pointing to the right and the text "Gutenberg Press" inside the arrow; to the right is another photographic image of the side of a woman's face looking towards a bookcase filled with books, and underneath this image there is an arrow pointing to the right and the text "Distribution of Books" inside the arrow; and to the right is another photographic image of a profile of a woman looking into a microscope, and underneath this image there is an arrow pointing to the right and the text "Renaissance of Science" inside the arrow.

[Slide 4] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Communications Revolution." This slide also contains three contiguous boxes and inside the boxes, from left to right, is the following: a photographic image of a PowerPC IBM microprocessor, and underneath this box there is an arrow pointing to the right and the text "Microprocessors" inside the arrow; in the next box to the right is a photographic image of a personal computer, and underneath this box there is an arrow pointing to the right and the text "PCs" inside the arrow; and in the next box to the right is the text "Doubles every 18 months," and underneath this box there is an arrow pointing to the right and the text "Moore's Law" inside the arrow.

[Slide 5] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Communications Revolution." This slide also contains three contiguous boxes and inside the boxes, from left to right, is the following: a photographic image of a Wavelength Division Multiplexer, and underneath this box there is an arrow pointing to the right and the text "DWDM" inside the arrow; in the next box to the right is a photographic image of a television screen with an internet website on it, and underneath this box there is an arrow pointing to the right and the text "Internet" inside the arrow; and in the next box to the right is the text "Doubles every 6-9 months," and underneath this box there is an arrow pointing to the right and the text "Law of Photonics" inside the arrow.

[Slide 6] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner, the following title: "It's a New World" and the following text: "- Over 350 million internet users worldwide in 2003 (e-stats) - Internet traffic has been growing 10-fold per year, a 1,000-fold every three years (Gilder) - Over $1.4 trillion of e-commerce business in 2003 (BCG) - Long-distance carriers in North America will deploy 11 million km of fiber in 2000 more than four times the amount deployed in 1997 (KMI) - Cumulative fiber deployment in the US will grow from 6 million fiber km in 1996 to 36 million in 2001 (KMI) - Thirteen new carriers lit up new fiberoptic networks between 1997 and 1999 (KMI) - By 2003, more than $56 B will be invested in the fiberoptic undersea market with close to 1 million route-km in place, (KMI) - The optical network market will be worth $52.3 B by 2005 - Venture capitalists invested a record $22.7 billion in 1,557 U.S. companies in the first quarter, according to the National Venture Capital Association Internet-related companies represented a total of $17.05 B - In the last six months more than $11 B in stock and cash has changed hands through acquisitions of optical network companies (RHK)."

[Slide 7] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Geometric Bandwidth Growth," and the following subtitle: "Performance driven by speed and number of components." This slide also contains a graph with the label "TIME" and an arrow pointing to the right underneath the x-axis. Along the y-axis on the right side are number starting with 100,000 on the bottom and increasing to 800,000 on the top and the label "Bandwidth/1,000,000 Users" to the left of the numbers. There are three bars, increasing in size from left to right, and a line curving to connect the tops of the bars. The text "Total Bandwidth Required" is above the bar furthest to the right that reaches up to the 700,000 point on the y-axis. There is a box in the middle of the graph containing the following text: "Increase in Users x Increase in Bandwidth."

[Slide 8] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "The Internet today is only a crude version of the future." This slide also contains two boxes and inside the boxes, from left to right, is the following: a photographic image of an old-fashioned radio; in the next box to the right is a photographic image of a television screen with an internet website on it.

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[Slide 9] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "The Next Wave -- Internet2." This slide also the following text on the left hand side of the slide: "- Internet2 applications require -- high bandwidth -- low latency (delay) -- multicasting
- Four "killer attributes" -- interactive collaboration environments -- common access to remote resources -- network-wide computation and data services -- virtual reality environments -Applications -- Tele-Immersion -- Digital video libraries -- Virtual laboratory." On the left hand side of the slide there are two boxes, one on top of the other. The top box contains a photographic image of a computer screen with various computer application windows open on it and arrows pointing from three of the windows to one window. The bottom box contains two images of hands, one hand looks like a computer graphic and the other hand is life-like.

[Slide 10] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Computer-centric to Bandwidth-centric." In the center of the slide is a large photographic image of a personal computer. Around this, there are the following photographic images, clockwise from the right: three PC boards, a stack of compact discs, several computer chips with the label "intel inside pentium III" on one of them, a laptop computer, a palm pilot and a personal computer.

[Slide 11] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Computer-centric to Bandwidth-centric." In the center of the slide is a large photographic image of a hand holding a bunch of fiber optic strands. Around this image, there are the following images, clockwise from the right: a television with a scene from CNN on the screen, three lasers, a computer window of the Yahoo! search engine, a multiplexing diagram composed of small squares, lines and a parallelogram, two optical subassemblies and a PC video camera.

[Slide 12] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "PC Growth v. Bandwidth Growth." This slide also contains two circular images labeled "Moore's Law" and "Law of Photonics," respectively. There are three smaller circular images on the perimeter of the Moore's Law image labeled "Microprocessors," "Memory" and "Software," respectively. The following text appears below the Moore's Law image: "Doubles every 18 months." There are four smaller circular images on the perimeter of the Law of Photonics image labeled "Photonic DWDM Optical Networking," "Access Technologies," "Appliances," and "Software & Applications," respectively. The following text appears outside and around the perimeter of the Law of Photonics image: "Increases Users," "Increases Demand" and "Lowers Costs." The following text appears below the Law of Photonics image: "Doubles every 6 to 9 months."

[Slide 13] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Bandwidth Explosion." This slide also contains an illustration of a Wavelength Division Multiplexer using squares, triangles, rectangles and tubes. The left hand side of the illustration is labeled "WDM" and the middle of the illustration is labeled "Fiber Amplifiers."

[Slide 14] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Wavelength Division Multiplexing." This slide also contains a graph listing the years 1980, 1985, 1990, 1995, 2000 and 2005 at points from left to right along the x-axis. At points from bottom to top long the y-axis are the numbers 0.01, 0.1, 1, 10, 100, 1,000 and 10,000 and the label "CAPACITY (Gb/s)" to the left of these numbers. There is a line in the graph starting at the point corresponding with 1980 on the x-axis and leading gradually up until the point corresponding to 1995 on the x-axis. The point corresponding with 1990 on the x-axis is labeled "OC-48." The point corresponding with 1995 on the x-axis is labeled "OC-192." Starting at the point corresponding with the midpoint between 1995 and 2000 on the x-axis, there is a dotted line continuing at an incline to the right and a solid line continuing at a steeper incline to the right. At the point corresponding with 2000 on the x-axis, this solid line becomes a dotted line. The point corresponding to the midpoint between 1995 and 2000 on the x-axis is labeled "40 X OC-192." The point corresponding with 2000 on the x-axis is labeled "160 X OC-192."

[Slide 15] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Bandwidth Promise -- A Case Study," and the following subtitle: "Medical." This slide also contains the following: a photographic image of a female doctor positioned on the left side of the slide; a map of the state of Alaska with a line connecting Nome and Anchorage in the center of the slide; a photographic image of a male doctor and the back of a woman's head positioned on the right side of the slide.

[Slide 16] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Bandwidth Promise -- A Case Study." This slide also contains the following: a photographic image of six children positioned on the left side of the slide; a map of the United States with a line connecting Chicago and Dallas with the following text at the Chicago connection point: "Dad's out-of-town," and the following text at the Dallas connection point: "Daycare;" and a photographic image of a man holding a laptop computer positioned on the right side of the slide.

[Slide 17] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "The Carriers' Dilemma," and the following subtitle: "Network Costs Outpacing Growth." This slide also contains a graph listing the years 1996 through 2000, from left to right, along the x-axis. Along the y-axis on the left side are dollar amounts in the millions and on the right side are percentage amounts which correspond to the dollar amounts on the left side. There are bullet points, labeled "Network Cost as a % of Revenue," and vertical bars, labeled "Revenue/Minute," for each of the years 1996 through 2000. The bullet points are connected by a line that curves upwards from left to right. The vertical bars are decreasing in height from left to right. This slide has the following text on the lower left-hand corner: "Source: MSDW."

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[Slide 18] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "New Economics for the New Economy" This slide also contains an image of a one channel optical system, using lines and rectangles, with a label of "80 km" above the image and a label of "2.5
Gbps" below the image. In the middle of the image is a square labeled "OEO" which stands for "optical electrical optical," a regenerator. At the end of the image is circle containing a black-and-white video of two children running with a kite. The video had a low-level of resolution. On the lower left-hand side is an inset graph with an x-axis labeled "Capacity," and a y-axis labeled "Cost."
On the upper right-hand corner of the inset graph is the label, "$/Gbps/km." On the upper left-hand side of the graph is a small circular image.

[Slide 19] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "New Economics for the New Economy." This slide also contains an image of a 16 channel optical system, using lines, parallelograms, and triangles, with a label of "400 km" above the image and a label of "2.5 Gbps" below the image. At the end of the image is a circle containing the same video of two children running with a kite as the previous slide, but now with the addition of low-grade color and better resolution. On the lower left-hand side is an inset graph with an x-axis labeled "Capacity," and a y-axis labeled "Cost." On the upper right-hand corner of the inset graph is the label, "$/Gbps/km." On the upper left-hand side of the graph is a small circular image and slightly below and to the right is another circular image, slightly larger than the first.

[Slide 20] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "New Economics for the New Economy." This slide also contains an image of a 40 channel optical system, using lines, parallelograms, and triangles, with a label of "400 km" above the image and a label of "10 Gbps" below the image. At the end of the image is a circle containing the same video of two children running with a kite as the previous slide, but with better resolution. On the lower left-hand side is an inset graph with an x-axis labeled "Capacity," and a y-axis labeled "Cost." On the upper right-hand corner of the inset graph is the label, "$/Gbps/km." On the upper left-hand side of the graph is a small circular image; slightly below and to the right is another circular image, slightly larger than the first; slightly below and to the right is a third circular image, slightly larger than the second.

[Slide 21] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "New Economics for the New Economy." This slide also contains an image of a 160 channel optical system, using lines, parallelograms, and triangles, with a label of "400 km" above the image and a label of "10 Gbps" below the image. At the end of the image is a circle containing the same video of two children running with a kite as the previous slide, but with better resolution. On the lower left-hand side is an inset graph with an x-axis labeled "Capacity," and a y-axis labeled "Cost." On the upper right-hand corner of the inset graph is the label, "$/Gbps/km." On the upper left-hand side of the graph is a small circular image; slightly below and to the right is another circular image, slightly larger than the first; slightly below and to the right is a third circular image, slightly larger than the second; slightly below and to the right is a fourth circular image, slightly larger than the third.

[Slide 22] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "New Economics for the New Economy." This slide also contains an image of a 40 channel optical system, using lines, parallelograms, and triangles, with a label of ">2000 km" above the image and a label of "10 Gbps" below the image. At the end of the image is a circle containing the same video of two children running with a kite as the previous slide, but with better resolution. On the lower left-hand side is an inset graph with an x-axis labeled "Capacity," and a y-axis labeled "Cost." On the upper right-hand corner of the inset graph is the label, "$/Gbps/km." On the upper left-hand side of the graph is a small circular image; slightly below and to the right is another circular image, slightly larger than the first; slightly below and to the right is a third circular image, slightly larger than the second; slightly below and to the right is a fourth circular image, slightly larger than the third; slightly below and to the right is a fifth circular image, slightly larger than the fourth.

[Slide 23] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "New Economics for the New Economy." This slide also contains a graph with an x-axis labeled "Capacity," and a y-axis labeled "Cost." On the upper right-hand corner of the graph is the label, "$/Gbps/km." On the upper left-hand corner of the graph is a small circular image; slightly below and to the right is another circular image, slightly larger than the first; slightly below and to the right is a third circular image, slightly larger than the second; slightly below and to the right is a fourth circular image, slightly larger than the third; slightly below and to the right is a fifth circular image, slightly larger than the fourth, that contains a video of a child running with a kite.

[Slide 24] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "What We Find ...," and the following subtitle: "Total spending may slow ..." This slide also contains a graph listing the years 1999, 2000 and 2001 from left to right along the x-axis. There is a superscript "E" to the right of the years 2000 and 2001. Along the left side of the y-axis is the label "Capital Spending." There is a bar above the point on the x-axis marked 1999, with the figure "$187,020" printed on the bar. There is a bar above the point on the x-axis marked 2000, with the figure "$238,272" printed on the bar. There is a bar above the point on the x-axis marked 2001, with the figure "$244,405" printed on the bar. This slide has the following text on the lower left-hand corner: "Source: Industry sources and Thomas Weisel partners LLC."

[Slide 25] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "What We Find ...," and the following subtitle: "But pie shifting toward more optical ..." This slide also contains two pie charts. There is the label "2000E" above the pie chart on the left. This pie chart is divided in two: the larger part is labeled "Non-Optical 68%" and the smaller part is labeled "Optical 32%." There is the label "2001E" above the pie chart on the right. This pie chart is divided in two: the larger part is labeled "Non-Optical 59%" and the smaller part is labeled "Optical 41%." This slide has the following text on the lower left-hand corner: "Source: Company sources and Thomas Weisel partners LLC."

[Slide 26] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "What We Find ...," and the following subtitle: "Resulting in robust growth for optical." This slide also contains two pieces of pie charts. There is the label "2000E" above the piece of the pie chart on the left. On this piece is the label "$11.5 billion in Optical Spending." There is the label "2001E" above the piece of the pie chart on the right. On this piece is the label "$16.2 billion in Optical Spending." Between the two pieces of pie charts is an arrow pointing to the right and labeled "Growing to ..." Below the pieces of pie charts is a box and the following text is inside the box: "Even if in-year boost to capex does not materialize, optical spending will grow at 40-plus%." This slide has the following text on the lower left-hand corner: "Source: Industry sources and Thomas Weisel partners LLC."

[Slide 27] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "What Could Change the Results Going Forward." This slide also contains two boxes. In the box on the left of the slide is the following text: "Positive Catalysts - Carriers historically underestimate/sandbag projected capital spending guidance - Capital markets may open up - Alternative financing becomes available - Fed lowers interest rate." In the box on the right of the slide is the following text: "Negative Catalysts
- Recession - Widespread bankruptcy - Survivors go into cash conservation mode."

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[Slide 28] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Next Generation Networks Have Higher Optical Content at the Core." This slide contains images of two pie graphs labeled "Legacy Network" and "Next Generation Network," respectively. The Legacy Network pie graph is divided into two portions labeled "Optical 23%" and "Non-Optical 77%." The Next Generation Network pie graph is divided into two portions labeled "Optical 64%" and "Non-Optical 36%." This slide also contains the following text at the bottom: "Source: Industry sources and Thomas Weisel Partners LLC."

[Slide 29] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following text: "Partnering with Our Customers to Deliver on the Promise of the New Economy."

[Slide 30] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Partnering with Our Customers to Chart the Future." The following text is centered on the slide: "Foundation -- Broad Component Portfolio." The slide contains images labeled "Laser," "Attenuators," "Wavelocker," "Thin Film Couplers," "Fiber Bragg Gratings," "Waveguide Splitters," "Isolators" and Modulator."

[Slide 31] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Higher Speed -- Lower Costs." This slide also depicts a graph containing three vertical bars, composed of multi-colored lines of decreasing height from left to right. Each bar illustrates the modulation of light in a 16 channel optical system at three different speeds that are labeled "2.5 Gb/s," "10 Gb/s," and "40 Gb/s," from left to right. There is a curved line with an arrow on the end, starting at the top of the left bar and curving down to the right bar.

[Slide 32] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Wavelength Division Multiplexers." This slide also contains a graphic depiction of four wavelengths of light on four separate fibers entering a Wavelength Division Multiplexer, depicted as a parallelogram, and exiting on a single fiber. Around the graphic depiction are images of technologies used to build a Wavelength Division Multiplexer, with the following labels: "Thin Film Couplers," "Fiber Bragg Gratings," and "Waveguide Splitters." There is also an image of a component of a Wavelength Division Multiplexer with the label "Attenuators." There is also a depiction of a Wavelength Division Multiplexer with the label "WDM Multiplexers."

[Slide 33] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Advanced DWDM Technologies -- AWG." This slide provides an animated illustration of an advanced Wavelength Division Multiplexer. The animated illustration starts with the input of light into the advanced Wavelength Division Multiplexer, located on a semiconductor substrate; the path of the light through a Slab Waveguide, an Arrayed Waveguide and another Slab Waveguide; and the separation of the light into different wavelengths as the light leaves the Wavelength Division Multiplexer. The illustration has the following labels: "Input," "Slab Waveguide," "Arrayed Waveguides," "Slab Waveguide," and "Output." At the bottom of the slide is a realistic image of an Arrayed Waveguide.

[Slide 34] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Advanced DWDM Technologies -- Interleavers." This slide also contains an animated illustration of the input of even and odd light frequencies on two separate fibers into an optical fiber interleaver. The separate frequencies exit the optical fiber interleaver as tightly-packed light on a single piece of fiber. In the middle of the illustration is a rectangle labeled "OFI," or optical fiber interleaver. To the left of the rectangle are two separate rows of bars, the top row labeled "Input Even Frequencies" and the bottom row labeled "Input Odd Frequencies." There are arrows next to both rows of bars pointing to the rectangle. On the right side of the rectangle is a line labeled "Output Frequencies." At the bottom of the slide is a realistic image of an optical fiber interleaver.

[Slide 35] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "More Channels -- Lower Costs." This slide depicts a graph containing three vertical bars, composed of multi-colored lines of decreasing height from left to right. The graph is entitled "$/wavelength." The vertical bars are labeled "16," "40," and "160," from left to right, and depict the reduction in cost as the number of channels on a single fiber increases from 16 to 160. There is a curved line with an arrow on the end, starting at the top of the left bar and curving down to the right bar.

[Slide 36] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Wavelength Division Multiplexers." This slide also contains a graphic depiction of four wavelengths of light on four separate fibers entering a Wavelength Division Multiplexer, depicted as a parallelogram, and exiting on a single fiber. Around the graphic depiction are images of technologies used to build a Wavelength Division Multiplexer, with the following labels: "Thin Film Couplers," "Fiber Bragg Gratings," and "Waveguide Splitters." There is also an image of a component of a Wavelength Division Multiplexer with the label "Attenuators." There is also a depiction of a Wavelength Division Multiplexer with the label "WDM Multiplexers."

[Slide 37] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: Advanced DWDM Technologies -- AWG." This slide provides an animated illustration of an advanced Wavelength Division Multiplexer. The animated illustration starts with the input of light into the advanced Wavelength Division Multiplexer, located on a semiconductor substrate; the path of the light through a Slab Waveguide, an Arrayed Waveguide and another Slab Waveguide; and the separation of the light into different wavelengths as the following labels: "Input," "Slab Waveguide," "Arrayed Waveguides," "Slab Waveguide," and "Output." At the bottom of the slide is a realistic image of an Arrayed Waveguide.

[Slide 38] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Advanced DWDM Technologies -- Interleavers." This slide also contains an animated illustration of the input of even and odd light frequencies on two separate fibers into an optical fiber interleaver. The separate frequencies exit the optical fiber interleaver as tightly-packed light on a single piece of fiber. In the middle of the illustration is a rectangle labeled "OFI," or optical fiber interleaver. To the left of the rectangle are two separate rows of bars, the top row labeled "Input Even Frequencies and the bottom row labeled "Input Odd Frequencies." There are arrows next to both rows of bars pointing to the rectangle. On the right side of the rectangle is a line labeled "Output Frequencies." At the bottom of the slide is a realistic image of an optical fiber interleaver.

[Slide 39] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "More Channels -- Lower Costs." This slide depicts a graph containing three vertical bars, composed of multi-colored lines of decreasing height from left to right. The graph is entitled "$/wavelength." The vertical bars are labeled "16," "40," and "160," from left to right, and depict the reduction in cost as the number of channels on a single fiber increases from 16 to 160. There is a curved line with an arrow on the end, starting at the top of the left bar and curving down to the right bar.

[Slide 40] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Optical Amplifiers." The slide contains an animated illustration of the amplification of light. On the far left of the illustration is a line labeled "Signal Input." To the right of this line is a triangle symbolizing an amplifier. The line continues through the triangle. Inside the triangle is the label "Erbium Fibers" above the line. Also inside the triangle and resting on the line are two sets of interlocking circles. Under the two sets of circles are the labels "980 nm" and "1480 nm." To the right of the triangle the line continues much brighter and is labeled "Signal Output." Around the illustration are depictions of four devices found within an optical amplifier, labeled from left to right: "Isolators," "Couplers," "Attenuators," and "Pump Lasers."

[Slide 41] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Advanced Amplifier Products." This slide also contains an image labeled "Semiconductor Optical Amplifier," an image of a Raman pump labeled "Raman Amplification" and an image with triangles and rectangles depicting the use of the Raman Pump in amplification.

[Slide 42] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Greater Amplification -- Lower Costs." This slide also contains a graph entitled "$/wavelength" with an arrow sloping downward and to the right depicting amplification with "Erbium Fibers" at the following channels: "16," "40," "160."

[Slide 43] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Optical Cross Connects." This slide contains a centered image depicting a switch with four different ports, three images labeled "Switches" and five images of devices labeled "Color Band Separators."

[Slide 44] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Switching: MEMS." This slide also contains an inset entitled "MEMS OXC" with images depicting "Imaging Lenses," "I/O Fibers," a "Reflector," and "MEMS2 - axis Tilt Mirrors." This slide also contains an image depicting the use of "Flip-up Micro-mirrors" in a MEMS switch.

[Slide 45] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Advanced Switching -- Lower Costs." This slide contains the following text: "Deployment," "Reconfiguration," and "Restoration." This slide also contains a geometric image of eight points connected by lines.

[Slide 46] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Modules for Optical Networks." This slide also contains an illustration of an optical system using squares, triangles, rectangles and parallelograms. Underneath the illustration, there are four circles representing the module areas that have the following labels:
"Transmission," "DWDM," "Amplification," and "Switching."

[Slide 47] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Broadening Product Lines Through Advanced Technologies." This slide contains the following text listed with bullet points: "High-power lasers," "50 GHz spacing," "Waveguides," "Polarization controllers," "High-power amplifiers," "Raman amplifiers," "Network monitors," "High-speed electronics," "Tunable lasers," "40 Gbit/s modulation," "Transceiver modules," "Interleavers," "L-band components," "Avalanche Photodiodes," "MEMS," and "SOAs."

[Slide 48] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Greater Manufacturing Capacity." This slide, using the image of freeways, depicts the bottleneck of each of JDS Uniphase Corporation's manufacturing capacity and SDL, Inc.'s manufacturing capacity.

[Slide 49] This slide, titled "Greater Manufacturing Capacity," contains the logo of JDS Uniphase Corporation and the following text: "980 nm Pump Modules," "Amplifiers"; and "Modulators." This slide also contains the image of a freeway.

[Slide 50] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Benefits of Working Together." This slide also contains the following text: "Advanced designs," "Broader product lines," "Faster product introductions," "Module level integration," "Greater capacity for growing markets," and "Creating a better partner for our customers." The slide also contains images of a selection of JDS Uniphase Corporation's modular products.

[Slide 51] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Overcoming the Industry Bottleneck." This slide contains an image of a segmented funnel labeled "Services," "Systems," and "Components/Modules." The "Services" segment contains logos of AT&T, BCE, MCI World.com and Sprint. The "Systems" segment contains logos of Corning, Nortel Networks, Lucent Technologies, Ciena, Alcatel, Cisco Systems and Cerent. The top of the funnel is being filled with logos of amazon.com, Yahoo! And America Online.

[Slide 52] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Synergies." This slide contains the following text with bullet points: "Broad product portfolio," "Manufacturing capacity," and "Packaging capacity." This slide also contains images of three separated portions of a pie graph labeled with logos of JDS Uniphase, E-Tek Dynamics and OCLI, respectively.

[Slide 53] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Synergies." This slide contains the following text with bullet points: "Improved efficiencies," "Accelerated product development," "Scale enables automation," and "Improved price performance." This slide also contains an image of a pie graph divided into three portions labeled with logos of JDS Uniphase, E-Tek Dynamics and OCLI, respectively.

[Slide 54] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Synergies." This slide contains the following text with bullet points: "Improved efficiencies," "Accelerated product development," "Scale enables automation," and "Improved price performance." This slide also contains a circular image labeled with logos of JDS Uniphase, E-Tek Dynamics, OCLI and Cronos.

[Slide 55] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Overcoming the Industry Bottleneck." This slide contains an image of a segmented funnel labeled "Services," "Systems," and "Components/Modules." The "Services" segment contains logos of AT&T, BCE, MCI World.com and Sprint. The "Systems" segment contains logos of Corning, Nortel Networks, Lucent Technologies, Ciena, Alcatel, Cisco Systems and Cerent. The top of the funnel is being filled with logos of amazon.com, Yahoo! And America Online. This slide also contains a circular image to the left of the funnel labeled with logos of JDS Uniphase, E-Tek Dynamics, OCLI and Cronos.

[Slide 56] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Overcoming the Industry Bottleneck." This slide contains an image of a segmented funnel labeled "Services," "Systems," and "Components/Modules." The "Services" segment contains logos of AT&T, BCE, MCI World.com and Sprint. The "Systems" segment contains logos of Corning, Nortel Networks, Lucent Technologies, Ciena, Alcatel, Cisco Systems, Cerent and a circular image labeled with logos of JDS Uniphase, E-Tek Dynamics, OCLI and Cronos. The following text is connected to the "Components/Modules" segment with links: "Capacity," "Scale," "Automation," "Price Performance," "New Technologies," "More Functionality," and "New Markets." The top of the funnel is being filled with logos of amazon.com, Yahoo! And America Online.

[Slide 57] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Overcoming the Industry Bottleneck." This slide contains an image of a segmented funnel labeled "Services," "Systems," and "Components/Modules." The "Services" segment contains logos of AT&T, BCE, MCI World.com and Sprint. The "Systems" segment contains logos of Corning, Nortel Networks, Lucent Technologies, Ciena, Alcatel, Cisco Systems and Cerent. The following text is connected to the "Components/Modules" segment with links: "Capacity," "Scale," "Automation," "Price Performance," "New Technologies," "More Functionality," and "New Markets." The top of the funnel is being filled with logos of amazon.com, Yahoo! And America Online.

[Slide 58] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following centered title: "Financial Performance."

[Slide 59] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and is titled "Quarterly Sales (Pro forma including E-TEK)." This slide contains a bar graph with six vertical bars labeled "Q1, Q2, Q3, Q4 FYI," and "Q1, Q2 FY01," respectively, along the x-axis. Along the y-axis are dollar amounts depicted in "$Billions."

[Slide 60] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Increase in Annual Sales Rate." This slide contains a bar graph with five vertical bars labeled "Q2, Q3, Q4 FY00," "Q1, Q2 FY01" along the x-axis, respectively. Along the y-axis the graph contains dollar amounts depicted in "$Millions."

[Slide 61] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Margins." This slide contains a bar graph with six vertical bars labeled "Q1, Q2, Q3, Q4 FY00" and "Q1, Q2 FY01," respectively, along the x-axis depicting "Gross Margin." Along the y-axis, there are percentages on the left and right sides of the graph. The graph also contains a line connecting diamonds depicting "Operating Margin."

[Slide 62] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "SDL Acquisition." This slide contains information regarding JDS Uniphase Corporation's deal with SDL and also contains the following text: "3.8: 1 exchange ratio"; "Tax-free exchange, purchase accounting, no collars"; "Proceeding with DOJ second request"; "No review on S-4"; and "Anticipate close in February."

[Slide 63] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following centered title: "New Economics for the New Economy."